SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             -----------------------

                                    Form 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): JUNE 18, 1998


                                 MGI PROPERTIES
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             (Exact name of registrant as specified in its charter)


    MASSACHUSETTS                   1-6833           04-6268740
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(State or other jurisdiction   (Commission       (IRS Employer
     of incorporation)         File Number)   Identification No.)


                ONE WINTHROP SQUARE, BOSTON, MASSACHUSETTS 02110
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                    (Address of Principal Executive Offices)


Registrant's telephone number, including area code: (617) 422-6000

Item 5.  OTHER EVENTS.

                  On June 18, 1998, MGI Properties (NYSE: MGI) (the "Trust") announced a quarterly dividend of $.31 per share, a 6.9% increase from the prior quarter's dividend of $.29 per share and a 10.7% increase from a year ago.

                  The Trust also announced that the Board of Trustees would undertake a review of strategic alternatives available to the Trust to maximize shareholder value, including a possible liquidation of the Trust's properties. There can be no assurance with respect to the results that may or may not be accomplished by the Board's strategic review. In the event of a liquidation of the Trust's properties, there can be no assurance of the net realizable value thereof.

                  For additional information, reference is made to the news release which is incorporated herein by reference and is attached hereto as
Exhibit 99.1.

                  This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and
Section 21E of the Securities Exchange Act of 1934. These forward-looking statements are dependent on a number of factors which could cause actual results to differ materially from those expressed or implied in the forward-looking statements. Such factors include, among other things, the risks of future action or inaction by the Board of Trustees (and the actual results thereof) with respect to the subject matter of the foregoing Current Report on Form 8-K (including the possibility of litigation pertaining

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
thereto); current market conditions remaining the same or improving, maintaining the current occupancy and rent levels at the properties, as well as those set forth under "Forward-Looking Statements," in Management's Discussion and Analysis of Financial Condition and Results of Operations in MGI's Form 10-K for the year ended November 30, 1997 and in the most recent report on Form 10-Q.

Item 7.           FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
                  EXHIBITS.

         (C) EXHIBITS


         EXHIBIT NO.                                          EXHIBIT

           99.1                    News Release of MGI Properties dated June 18,
                                   1998.



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
                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            MGI PROPERTIES
                                            (Registrant)



Dated: June 22, 1998                    By: /S/ PHILLIP C. VITALI
                                            ------------------------------------
                                             Name:  Phillip C. Vitali
                                             Title: Executive Vice President and
                                                    Treasurer
                                                    (Chief Financial Officer)




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
                                  EXHIBIT INDEX


99.1              News Release of MGI Properties dated June 18, 1998.